UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 16, 2025

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)
New Jersey	001-08359	22-2376465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Announcement of the Election of William T. Yardley to the NJR Board

On April 16, 2025, the board of directors (the “Board”) of New Jersey Resources Corporation ("NJR" or the "Company") increased the size of the Board from ten to eleven directors and unanimously elected William T. Yardley as a director, effective as of July 1, 2025. Mr. Yardley will stand for re-election as a director at NJR’s next Annual Meeting of Shareowners.

In connection with his election to the Board, Mr. Yardley will receive cash and equity compensation consistent with the Company’s Non-Employee Director Compensation Plan, as amended, as filed with our annual report on Form 10-K, for the fiscal year ended September 30, 2024, as Exhibit 10.3, which is incorporated herein by reference. Other than this standard compensation arrangement, there are no arrangements or understandings between Mr. Yardley and any other person pursuant to which he was elected as a director. Mr. Yardley is not party to a transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

NJR issued a press release announcing the election of Mr. Yardley to the Board (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “may,” “should” and similar expressions may identify forward looking information and such forward-looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. Forward looking information in this filing includes, but is not limited to, certain statements regarding the use of proceeds of the Notes.

Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the U.S. Securities and Exchange Commission (“SEC”), including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http:.//www.sec.gov. Information included in this filing is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 21, 2025.

104	Cover page in Inline XBRL format.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: April 21, 2025	By:	/s/ Roberto F. Bel
Roberto F. Bel
Senior Vice President and Chief Financial Officer